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      THOMSON STREETEVENTS                                    > > >
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   CONFERENCE CALL TRANSCRIPT

   ID - Q1 2007 L-1 IDENTITY SOLUTIONS, INC. EARNINGS CONFERENCE CALL

   EVENT DATE/TIME: MAY. 09. 2007 / 4:00PM ET





















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MAY. 09. 2007 / 4:00PM ET, ID - Q1 2007 L-1 IDENTITY SOLUTIONS, INC. EARNINGS
CONFERENCE CALL
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CORPORATE PARTICIPANTS
 LISA CRADIT
 Financial Dynamics - IR

 BOB LAPENTA
 L-1 Identity Solutions - Chairman, President, CEO

 JIM DEPALMA
 L-1 Identity Solutions - EVP, CFO



CONFERENCE CALL PARTICIPANTS
 BRIAN GESUALE
 Raymond James - Analyst

 BRIAN RUTTENBUR
 Morgan Keegan - Analyst

 DAVID GREMMELS
 Thomas Weisel - Analyst

 JAMES CAPPELLO
 Kern Capital - Analyst


 PRESENTATION


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OPERATOR

 Good afternoon, my name is Larry and I will be your conference operator today. At this time I would like to welcome everyone to the L-1 Identity Solutions first-quarter earnings conference call. All lines have been placed on mute to prevent any background noise. After the speakers' remarks there will be a question-and-answer period. (OPERATOR INSTRUCTIONS). It is now my pleasure to turn the floor over to your host, Ms. Lisa Cradit. Ma'am, you may begin your conference.

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 LISA CRADIT  - FINANCIAL DYNAMICS - IR

 Good afternoon and thank you for being on today's call to review L-1 Identity Solutions' 2007 first-quarter results either by phone or via the Internet. Statements that representatives of L-1 Identity Solutions make during today's call that are not historical facts are forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are based on management's current beliefs and assumptions and involve risks and uncertainties. Any statements made today about future expectations or results are necessarily only estimates. Actual results could differ materially from such expectations. Factors that may cause differences in results include without limitation -- the Company's reliance on public sector markets; the ability of the Company to successfully compete for large contracts; the size and timing of awards; the performance of acquired companies; the need for capital and competition.

You should refer to the Company's SEC filings for a more comprehensive description of the risk factors that may cause the Company's actual results to differ from any forward-looking statements expressed today. The Company expressly disclaims any obligation to revise or update any forward-looking statements.

In addition, representatives of L-1 plan to discuss adjusted EBITDA on this call. Adjusted EBITDA is the non-GAAP measurement the Company calculates by adding back the net income loss, interest, income taxes, depreciation, amortization and stock based compensation expense. Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP because management believes it's useful to help investors analyze the operating trends of the business both pre and post SFAS 123R.

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MAY. 09. 2007 / 4:00PM ET, ID - Q1 2007 L-1 IDENTITY SOLUTIONS, INC. EARNINGS
CONFERENCE CALL
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Management also believes adjusted EBITDA provides an additional tool for investors to use in comparing the Company with others in the industry, many of which also use adjusted EBITDA in their communications to investors. Management also uses adjusted EBITDA to evaluate the Company's operations, evaluate potential acquisitions, establish internal budgets and goals and evaluate performance.

L-1 is not providing a reconciliation of expected adjusted EBITDA with projected net income loss except for the prospective quarter ending June 30, 2007 and the year ending December 31, 2007 because such reconciliation is not available without unreasonable effort. With that I will now turn the call over to Bob LaPenta. Bob?


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 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 Good afternoon, everyone. Thanks again for adjusting your schedule. I don't know whether you've read the latest news, but the truth is we adjusted the call an hour so we could make the call on the convert that we just announced. Don't know whether all of you have read that. Our lawyers tell me that I really can't say too much about that other than what's contained in the release, so I'll just confine my remarks to the remarks that are in there and that is that we're doing this to provide additional liquidity to continue our expansion program.

With that I'll quickly go through the quarter. I've done a lot of talking today, so I'm going to try to make my remarks brief and really leave it to the Q&A period at the end. I think everybody has read the press release and, again, I think I'd summarize the quarter as pretty much happening the way we expected other than the HIIDE order for $71 million coming in a little later than we expected, we talked about that, we adjusted our guidance and the actuals for the quarter came in pretty much in accordance with that revised guidance.

Having said that, I think aside from reading you the numbers of $70 million in revenue versus $23.4 million last year and the fact that we had $5.7 million of EBITDA this year versus $2.5 million last year. I think the other information we'll address, but it really becomes less meaningful when you look at the numbers. The gross margin of 25 versus 27% reflects really the lower volume and when you do it on a comp basis, the comp really is 32% which, again, is a little better than the 25. But I think it starts to get us closer to our goal for the year which is north of 35% of gross margins. And it really has to do with volume product mix.

And I think in the second quarter when we talk about our guidance we expect the gross margin to be north or approximately 36%, which we would consider to be a more normal rate both in terms of revenue, EBITDA and gross margin. This was really, aside from the lack of HIIDE in the quarter; this was a great quarter for L-1. And it was great in the success that we had in many, many areas.

I think the ABIS awards, as I've talked about many times, is really a defining event for L-1. When it comes to gaining credibility and being able to participate in a lot of these large programs that are now beginning to move forward. And I'm excited about that. I think the ABIS program is going well, our software engineers are on target and our relationship with Northrop is good and we expect that to be a great program for us.

MEPCOM, another win with the Northrop team, is a very good team program for us, another key win. And I think while the revenue in the quarter doesn't reflect anything from those two events, they bode extremely well for us for the future. I think the same thing goes for TWIC where, again, we're not allowed to talk about what the going forward relationship is. But I'm pleased with the outcome and the relationship that we were able to forge with TWIC, with Lockheed on that program.

I think we all know that that program is slated to incorporate all of the transportation workers and ultimately it may incorporate all of the illegal immigrants that are in the country. So ultimately this program could have in excess of 15 million registrants and I'm satisfied with the amount of work that we were able to obtain in our agreement to join this program with Lockheed, both in enrollment and in hardware. So I think it was a great resolution for us. I think it really brought L-1 to another level in many other respects.

Also we announced during the quarter that we became the system integrator for Registered Traveler and we put a number in there, that while may not sound exciting, we put a number in there that represents about 20 to 25% of what the forecast is for that program. But more importantly, it opens up an opportunity for us to perform as a system integrator in travel and transportation related programs. I think when you look at it there's an RFI that was issued recently by GSA called the Credential Verification Identity Management Tracking Program. This is an enormous program and if you read the RFI, what the requirements were, it was almost as if we wrote the RFI requirement.

That doesn't say we're going to win, but what that says to me anyway is how well positioned this company is to participate on these very large programs that are starting to move forward. We all heard what happened at Fort Dix yesterday. This country has to be on the alert. This is a reminder, thank God -- again, somebody turned them in which is the way all of these plots are cut off at the bud and stopped before they can be implemented. And I think it demonstrates for us how

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MAY. 09. 2007 / 4:00PM ET, ID - Q1 2007 L-1 IDENTITY SOLUTIONS, INC. EARNINGS
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important credentialing is going to be, how important access security is going to be and I think, again, it's just another reminder for the issues on our own home turf that we're going to be facing going forward.

So a lot of things happened in this quarter, again, where you're not going to see the revenue in the quarter, you may not see it in the next quarter, but I think we are planting major seeds that are going to put us in great position on a lot of these opportunities as they go forward. HSPD-12 was another win for us and we won it on both fronts. We won as part of the EDS team and we were on actually three teams that were competing.

A protest was filed and, again, I think with the exception of one team we don't care who wins, in fact, we'd probably have even more content if one of the other teams wins -- I won't mention which one, but that's important for us because we're embedded in the team, we're going to be providing, we're going to be right at the forefront of the HSPD-12 GSA program and another program, big opportunity that bodes well for us for the future.

We also were successful in HSPD-12 by providing end-to-end solutions to independent agencies that want to become compliant on their own. And this -- for instance a department like HHS. A good opportunity for us, we provide just about the entire end-to-end solution, don't see any revenue in the quarter, won't see one next quarter. These are going to be big programs for us. And as an additional agencies or companies participate in the GSA schedule in order to comply with the requirement that everybody be vetted over the next year or so, this is going to be a very nice program for us.

We were successful in another program in the Middle East where they are ordering our Livescans in large quantities in Saudi Arabia. And we were successful in negotiating a very favorable agreement with Sagem where we believe that we are going to be their prime 4100 supplier. That's a good agreement for us, Sagem has a great reach around the world, a great marketing and we're very happy about that agreement.

You read about the result of the NIST testing and I'm proud to -- that our engineering people and our capability performed so well. Our facial was number one or two, basically based on the Viisage capability. When we incorporate that now with Identix there's no question we would be number one across the board. So I'm very pleased with that outcome. And when you look at Iris where we own the technology, and I believe Iris, again, is going to be the second-largest and probably the most exciting modality we have other than hour end-to-end solution.

When we look at some of the opportunities that we see that we've either already bid on or that are coming down the pike, Iris is going to be big. And when we performed on that test, our software and our technology outperformed every competitor by 50 to 1. In other words, we did in six hours what it took all of the competition 300 hours to do. It's going to be a big opportunity for us not only to maintain our lead in HIIDE and the permutations of HIIDE when we get them into the border security and when we get them into other customers in the Middle East and around the world.

It's going to be big for us in licensing the capability on programs like NGI and some of the large Iris programs that are happening around the world like the Iris program in Indiana where it's an Iris based solution, 100 million records, major opportunity for us. We're on three out of the four teams. I'm not going to talk a lot about that opportunity because it's in the selection process, but suffice it to say we're on three of the four teams, we don't have it in our forecast and that would be a very nice upside if we were to win some piece of that program.

We announced last week that we are going to acquire a great company called ACI. And I want to tell you that this is a very exciting group for us. We are not buying body shops; we're buying companies with cleared people that are participating in what I call human intelligence. We talked about providing an end-to-end solution and there are a couple of pieces and requirements in that space. That goes with document authentication to enrollment to software to integrate everything, it incorporates face, it incorporates iris, and it incorporates issuing a card, we have all of that.

The event at Fort Dix yesterday demonstrated how important the next piece is, and I believe it's going to become more important as time goes on and that's the human intelligence piece. What we acquired here with Advanced Concepts is a company that does system engineering and analysis in the IT space, they design systems, they secure systems for NSA, a great compliment for SpecTal.

Now some people are saying this is kind of a low multiple business and I can only tell you the following -- they have assets that are impossible to get in cleared individuals, they're growing north of 20% and their operating margins are over 15%. If anybody on the phone knows anybody that I can buy at 8 to 10 times earnings I want them to call me after this call and let me know because we want to look at them.

But what we're doing is we're buying these assets at reasonable prices. And in the case of ACI for instance, we believe the Company is running at a $50 million to $55 million clip with $8 million of earnings. So we're buying them at $9 million to $10 million, that's not a bad deal. No capital, the ROI you can't even calculate it. And when you couple that with SpecTal we now can compete on the larger programs. So I'm really excited about ACI and I think it really fits

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MAY. 09. 2007 / 4:00PM ET, ID - Q1 2007 L-1 IDENTITY SOLUTIONS, INC. EARNINGS
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in well to our whole model of creating an end-to-end solution human intelligence being a very major component of that.

When it comes to guidance, again I think you've all read it, there's no big surprise in there. We've added the ACI. I think we increased the annual guidance. We put about $25 million in there for ACI and $4 million of EBITDA and we're being a little cautious until we get our feet on the ground and we get in there. But we've done a good job in due diligence, we love the people, we think they're going to really do well working with SpecTal, teaming on programs. SpecTal is going to hopefully be able to get some of the training and analysis and ops people into NSA and we can get some of their IT and system people into the agency that SpecTal works with.

Also, they have a number of unfilled positions and SpecTal is a pro at hiring and retaining these types of people. So we're hoping that SpecTal will be able to fill some of those (inaudible) that ACI right now has opened and that will create an additional opportunity for us. So in the second quarter we're guiding to I think a number like $90 million to $92 million with EBITDA of 17 to 19, gross margin of 36%. And I think we're confident, we feel good about that number, but I've got to tell you that it depends on the amount of HIIDE that we get out.

We have to -- incorporated within this number is about 2,000 HIIDEs. I believe we made our first shipment of about 500 plus. So the production ramp is going extremely well. Our people are busting their butts in California and we ordered some parts in advance and there is another order of about 800 that goes out in another two to three weeks. There's another order -- a delivery I should say, of about 800 units which is supposed to occur like the 2nd or 3rd of July.

We're bringing those units into the quarter -- or some of them anyway, about 300 or 400. We believe that we're going to be able to do that. The only issue would be there we need glass and we need batteries. So far Toshiba is saying they're going to deliver everything, we're going to get the batteries and we're going to get the glass from Toshiba. But Toshiba also has a large requirement and there's another company with a startup product that we know and that's Apple.

So we're hoping we get all the glass, we think we're going to get all the glass. But I've got to tell you that that's there's a caveat and we could miss a couple hundred systems and ship those a week or two later. But again, I think we're going to do it.

We also have a couple of upside opportunities in the quarter that are not included in the quarter. One of them is MEPCOM that we think provides nice upside for us in the quarter. We included zero and we have high confidence that there is a number, namely 4 million to 5 million that may be ordered and we would pull into the June time frame. We've got a couple of backup things that we're looking at and we have high confidence we're going to get the HIIDEs out. But I've got to tell you that our people are working and if we do miss it will be missing by a couple of days. But you should know about that.

As far as the guidance for the year, we were at $365 to $375 million with EPS of 10 to 15 and, again, more importantly I think is the fact that we're going to have between $64 million and $68 million of EBITDA and I think we all know that that's the important number. If you factor in the fixed assets, which is somewhere around $10 million, we're going to have basically free cash flow this year of somewhere north of $50 million which is very healthy and it represents over $0.60 a share in free cash flow.

When you look at the COGS, we're going to do $365 to $375 million this year versus $164 last year and about $23 million of pro forma EBITDA. And the organic component of that is over 35% growth on the top line and probably -- I don't even want to guess -- a couple hundred percent growth on the bottom line. So what we said in our release that if you include the first-quarter sales and the sales that are coming out of our backlog, which presently is around $520 million, we have about 80% of our sales in backlog now.

I should also note that that $520'ish million -- actually I think it was what, $523 at the end of -- Bobby? At the end of the year and how it's $513. That only includes $24 million for HIIDE. So as new orders are funded that will, A, increase the backlog, and B, reduce the 80% of what we need to book and ship to hit that year number.

So the only other thing I'd like to a guess say before I stop talking -- I've already spoken too long is REAL ID I believe is going to be a very big opportunity for us. We are optimistic that with our end to end solutions there are states that want to talk to us about providing them with the end to end solution. And they're saying come in; tell me what I can do. And we have the solution that goes from testing right to issuing the card and a turnkey solution. And in this period of anxiety and change for the states there's nothing they like better.

Now our competitor does not have that. Everything they do they have to go out in get. And I know everybody says -- it's a piece of cake. I can go out and get this, I can go out and get that, I can buy it here. But believe me, to have it all under one roof in one area and being able to provide a turnkey solution is great. And I think everything we're seeing really confirms the vision of what we were able to put together.

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MAY. 09. 2007 / 4:00PM ET, ID - Q1 2007 L-1 IDENTITY SOLUTIONS, INC. EARNINGS
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I mentioned I guess over the past couple of calls that now we have all of the components in place. We've got the end-to-end solution, we've got [UMAD], we've got counterterrorism and counterintelligence capabilities. What we need to do now is get our marketing together. And I can tell you there also where you're not going to see it in the numbers, we have really made a lot of progress in getting our marketing act together.

We have brought people in in Washington, we have brought people in in the Asia-Pacific region, in the Middle East, I interviewed somebody that I'm really excited about, I hope he accepts the position, that's going to handle Europe. Seasoned, great people, some of them were with me at L-3. Washington, I attend staff meetings, the companies are working together and I'm encouraged about the way we're looking at programs, the way we're going to customers, working with them in advance in helping them write their RFPs which is great. And so I'm excited about that.

The state and local level, we have now -- without consolidating it we put a traffic cop out of ComnetiX who is now going to consolidate the approach and the marketing we do at the state, local and incremental level. So while we're leaving the resources and the responsibility in the divisions, he's basically going to be so many of them wanted these four way intersections that is going to be directing the traffic. So we made progress there.

Shortly you're going to hear that we hired a terrific guy out of the Department of State who is going to be starting on May 1st. We're very excited about him. So we made a lot of progress in the marketing area. So to summarize, I think it was a great quarter from a strategic point of view, positioning the Company for where we want to go and I'm confident that we're in a good position to achieve our guidance and progress to the future with a model that has 20% organic growth and we're going to supplement that with acquisitions which this transaction today will help us accommodate. With that I'm going to turn it over to Jim DePalma to take you through and give you more color on some of the details of the quarter.


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 JIM DEPALMA  - L-1 IDENTITY SOLUTIONS - EVP, CFO

 Thank you, Bob. I will be brief. You have the press release, you have the 10-Q, and Bob has gone through 90% of the numbers already. But I will see if I can fill in along the way here. The results for the first-quarter 2007, as Bob indicated, includes ComnetiX for one month which was done at the end of February. '07 also includes Identix, SpecTal, Iridian, all of these acquisitions were acquired after March 2006. So on a comparable basis, 2006 really only includes Viisage and IBT and just a small amount for SecuriMetrics, I think less than $1 million in revenue.

As Bob noted, we revised the guidance. The revenues we had indicated, including the one month for ComnetiX, was between $68 million and $70 million. We came in at $70 million. We said EBITDA would be between $4 million and $6 million, and we came in at $5.6 million. As I have indicated on numerous occasions, given the amortization of intangibles, the tax provision, depreciation and amortization and stock-based compensation, it comes to about $14 million a quarter. The right way to measure our success is at the EBITDA and the growth in revenue.

Bob talked about the backlog; I won't go over that. We talked about the fact that $43.4 million of the revenue included in the 70 comes from acquired businesses. On a pro forma basis, revenue is up 10% from 66 to over $72 million. The passport business continues to be robust. We talked about the acquisition of ACI as a good complement to SpecTal. SpecTal is doing extremely well, growing quite frankly beyond what we had expected.

So they are having a good first quarter and we expect a good year. And facial recognition and search solutions provided by both Identix and Viisage continue to be strong, and we expect that that will continue as we move on.

Gross margins, Bob again talked about the fact that they were in the 27% range, and how we're going to get from 27 to 35 or 36%, and he mentioned volume of higher margin products like SecuriMetrics, increased mix of software programs, iris at SecuriMetrics, but also face and multimodal. Licensing our iris product is terrific margins. And the federal programs such as Day Worker and MEPCOM that we've referred to in our press release will help us improve our margins as the year goes by.

The other point that it is hard to see because of the disparity in what we have included from a GAAP standpoint is the significant improvement in operating expenses on a pro forma basis. We promised last year that we would take out approximately $20 million of cost through synergies on a pro forma basis. Just from operating expenses, the reduction is $5.6 million. If I round that to $6 million that's $24 million, that doesn't include the expense reductions in the cost of goods sold, primarily consolidation of the field service. So as indicated, we expect revenues to grow significantly off the first quarter and therefore operating expenses as a percentage of sales should settle in around the 30% level.

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MAY. 09. 2007 / 4:00PM ET, ID - Q1 2007 L-1 IDENTITY SOLUTIONS, INC. EARNINGS
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The other components, interest expense, this quarter $1.7 million versus interest income of the quarter of 2006. We had money to invest in March 2006, we spent the money and borrowed to do the acquisitions, that's why we have interest expense of $1.7 million and the provision for taxes of $1.1 million in the first quarter. And that sort of covers the P&L.

Again, EBITDA at the $70 million revenue level was still almost $6 million, in line with our revised guidance. Really the balance sheet, there's not a lot of changes in the balance sheet. We're working hard to collect our receivables faster. Days outstanding went from 76 to 69. We think we can still do better than that. And that's pretty much it. I'll leave it open for questions. Bob, do you have anything else you want to say? Thank you.


 QUESTION AND ANSWER


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OPERATOR

 (OPERATOR INSTRUCTIONS). Jeff Kessler, Lehman Brothers.

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UNIDENTIFIED SPEAKER

 This is [Mono] for Jeff actually. Firstly, thanks for a lot of the color on the industry opportunities you see. And just in relation to that, it appears that there's a surge in RFIs and even some RFPs around the mobile multi biometric devices for the Coast Guard and some of the other government related entities. I was just wondering if you could focus on the mobile industry if you want to call it and what sort of opportunities you see not only just with HIIDE in addition to what you have, but also maybe your IBIS device?

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 JIM DEPALMA  - L-1 IDENTITY SOLUTIONS - EVP, CFO

 Yes, we're seeing increases in RFIs on the IBIS device. We're seeing opportunities in the Navy and the Coast Guard where there's a program that's in Congress now where they're testing these devices. The Navy is testing them because of a $25 million program that we're hoping gets funded. We provided the demo and the pilot units, they love them. I think this is a program that's going to happen.

We are also expanding our efforts in Washington to make the people there aware that police departments in this country are ill prepared when it comes to modern technology in identifying criminals or terrorists or suspects. I've said this often -- there are 17,000 police departments in the country and only 200 of them have the ability to use IBIS or have automated fingerprint identification systems.

So we're stepping up our campaign to make the people in Washington aware that for a very little amount of money we can give the country added security with all of these capabilities. There's also I think going to be a big market for these types of devices in bases and nuclear facilities, at ports.

So again, I think IBIS is going to be a very robust product for us. What we're going to do is we're going to ruggedize it, we're going to make sure that it can survive in hostile environments, salt air and moisture and we've got programs in place now to do that. We're also ruggedizing our 4100 and we expect to have that program completed over the next couple of months.

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UNIDENTIFIED SPEAKER

 All right. And sticking with the industry, does the admission by DHS to organize the biometric space exit strategy for the U.S. visit become a material issue for you guys in terms of additional upsides from the exit program, or is it --?

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 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 You're right on. The big problem with that program is not getting people to register when they leave the airport, but it's getting people that are all leaving through either structured or unstructured border environments. So IBIS/HIIDE/PIER are going to be the devices that they're going to use for all of these applications.

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------------------------------------------------------------------------------
UNIDENTIFIED SPEAKER

 Okay. And then a few quick company specific. Firstly, with respect to your Phase II of acquisitions, should we expect to see more of the SpecTal/ACI types of acquisitions, or would that be sort of another realm of companies that you're possibly looking at?

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 We think that -- when we first started on this strategy we said that the agencies are going to be important to our strategy because, while we have all of the modalities and the end-to-end capability, these people are out in the field, they're working with our customers and they're important when it comes to actually implementing these programs. So I would say that you're not going to see a lot more of these because, to be honest with you, I think we have acquired some very nice properties.

In fact, I read an article -- it may have been the [George Tenent] article -- that said that we acquired two of the hottest properties in the Washington metropolitan area. So again, we're not going to concentrate on this area. I think we're not going to over pay. I think the fact that we've implemented this strategy, other people are now looking at it and they are saying who's this L-1 and we're not going to let them get away with this.

But we think that there are other opportunities and other things that we want to do. We're looking at access, we are talking to a company that I'm very excited about that has a very unique access capability, again, highlighted with what happened at Fort Dix yesterday. They want to be a partner, they don't want to work with anybody else. That is I think an advantage that we have over everybody other than price -- they like our model, they like the way we manage companies, they want to become part of our company, and that's an advantage that's worth money.

This company that I'm talking about, this access company, there would be a lot of companies that would want to buy this company and they're just saying you're the team, you're the company, let's make a deal. Don't know if it's going to happen, but we'll see. So yes, access. Software security, now that we've got the whole network and we've got all the modalities we'd like to be able to transmit it in a very secure way. That's something that might be interesting to us.

So to answer your question, we're going to be opportunistic, we're not going to overpay, we're not going to concentrate and people are not going to be able to say, well, let's look at this company. We've got a multiple infinite kind of multiple company on one side and we've got a company on the other side that some people say should be 12 to 15. I say if those companies on the other side are growing at 20%, they should be given the same -- with 15% profit and no CapEx, they should be given the same multiple. But that's up to the Street to decide.

We're into building a great company and we want to provide a company that has more consistency and predictability. You can't have everything. You can't say give me a company that grows at 20% a year organically, you make acquisitions, but -- and by the way, we'll give you a 30 multiple but we hate the fact that you're lumpy, you only have two programs. You need this, you need that. We're building a very balanced high-growth program that I'm glad I own stock in.

------------------------------------------------------------------------------
UNIDENTIFIED SPEAKER

 All right, great. And just one final question. Just with respect to the incorporation of the Identix and Viisage face algorithms. When do you anticipate that sort of being complete to make it the one L-1 solution?

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 I'm going to say it's done right now. And in fact, just to kind of put an asterisk on that -- the way they conducted the test regarding the Identix portion, our algorithms were actually more sensitive than they had to be. In other words, they used very, very clear fingerprint images and our software was tuned to be able to maximize the resolution. So the more perfect the image it impacted their processing a little bit.

If we had dialed down the enhancement algorithm a little bit we would've been right there with -- Identix would have been right there with everybody else. Having said that, the front end and back end combination is great for Identix having the great back end matching capability and Viisage the great front end capture capability.

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------------------------------------------------------------------------------
UNIDENTIFIED SPEAKER

 All right, great. Thanks a lot for all the color. I really appreciate it, guys.

------------------------------------------------------------------------------
OPERATOR

 Brian Gesuale, Raymond James.

------------------------------------------------------------------------------
 BRIAN GESUALE  - RAYMOND JAMES - ANALYST

 Thanks for taking my questions. Great job on winning a lot of business domestically here. You've really kind of established yourself at the forefront of being a lead integrator and partner of choice. Bob, you talked a little bit about building the infrastructure in Europe, the Middle East and the Far East and it sounds like you see a lot of opportunities out there. Could you maybe provide some color to those international opportunities in how you're going to capitalize?

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 I think the best way for us to capitalize is to get people on the ground, form relationships. Again, we're a $370 million company. We can't put people all around the world, we just can't afford it. What we did was we brought in people that I am excited about who know the business. And if they don't know this exact business they know the bomb detection business where they've built businesses for me from zero to $70 million in a year and a half. So we brought in those kinds of people that are dealing with the kinds of customers that are interested in our products.

In the Middle East I think we have good capability. [Mustafa] is an ex Identix, he lives in the Middle East. There are a lot of them. Egypt, UAE, Bahrain, these countries are the leaders in implementing biometric solutions for border security, travel and national IDs. Joe Atick is -- I mean he's spending like half of his time in the Middle East. He's a great marketer, knows everybody there. George Tenet, a phone call gets us in to see whoever we want and we're about to book something there that I'm excited about and hopefully you'll be hearing that soon.

So we've got a strong presence in the Middle East. In opportunities like India we're partnering. We are meeting with companies like [Tata] and [Withrow] who basically are the -- they're the Intel's or the GM's or the Lockheed Martin's of India where there are enormous opportunities for the tax department, for travel, for border security, e-passport programs. In the Asia-Pacific, major programs -- there's a big program coming out of -- not so much the Asia-Pacific but out of Vietnam. And there's a big program coming out of Iraq that I really can't talk too much about.

I can tell you about MIPS which is a large opportunity. I can't really say too much about it other than it's going to put together a database of over 500 million records. And we are working very closely with the customer to put together a solution that will give us at least a meaningful part of that program.

So we have people in Australia. I hope the individual that I interviewed yesterday accepts the position because I'm really excited about him covering the UK and Central Europe. I think we have the Middle East covered. We hired somebody in South America, again, who used to work for us at L-3, currently working for another company who built our entire South American bomb detection organization and service. So he's on the ground. And in Washington we've extended our capability.

There are a lot of opportunities. We're bidding them, I'm giving them low probability at this particular time because I'm not sure we got in there early enough. And also, in certain of these opportunities in some of these areas you need an advantage which we are not willing to obtain, and I don't want to go any further than that.

So until we -- we're going to give these a good shot, we're going to learn, we're going to get in with the customers, we're going to provide these capabilities, we're doing a demo in the UK on our Registered Traveler capability and they're also interested in our biometric based baggage detection, baggage kiosk opportunity and we're meeting with companies like Kinetic who is very big in Europe and overseas. And so that's really the way we're addressing it.

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CONFERENCE CALL
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------------------------------------------------------------------------------
 BRIAN GESUALE  - RAYMOND JAMES - ANALYST

 Okay, great. Sounds like you're going to make it hard on us to track all these opportunities, there are so many of them out there. Maybe just one --

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 Hopefully when we announce a couple of them they'll be a surprise.

------------------------------------------------------------------------------
 BRIAN GESUALE  - RAYMOND JAMES - ANALYST

 Maybe just one quick follow. Organic growth has been tracking above my expectations and the Street expectations. Does this change any of the timing plans for acquisitions? You guys have been active there. Does this put a pause in acquisitions or do you expect to see continued robust activity? And then maybe just a follow-up from the prior question, any specific technology that seems like middleware might be a logical spot for you guys to pursue, maybe any incremental color on that?

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 Okay. A, we're going to continue to pursue acquisitions at a measured pace. The group here and in the divisions are working very hard. So I'm not going to just pile work on them and give them stuff to do unless there's a high probability that we want to do it and there's a high probability that we can be successful doing it. There are a couple of companies that we think would be very interesting that we're not going to pursue because we think that the way the auction is going it doesn't give us a particular advantage and we're just not going to waste a lot of time.

So we're going to continue our acquisition in a measured pace, but even there, the way we do our acquisitions, we beefed up our M&A staff a little bit, you may have read in the 10-K and Q. We're going to bring on some additional resources. But the way we integrate these companies, which is basically let them run their business, all we want to do is integrate their marketing and their IRAD and get them on the same chart of accounts with the same methods, procedures that we have.

So it's not an onerous overwhelming integration effort that we go through as some companies might go through. We're not looking to consolidate facilities and do all of that. The organic growth is, as I mentioned, robust. I think this year's number is 35% organic growth. Is that right, Jim?

------------------------------------------------------------------------------
 JIM DEPALMA  - L-1 IDENTITY SOLUTIONS - EVP, CFO

 That's right.

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 Which is a great number. And again, none of this is -- I'm certainly not going to use the term slam dunk. In fact, we've banned that term from the entire company. But we're going to say that we think when we look at our forecast that we've got it in a conservative mode, some things have to happen. They've got to exercise another option I think on HIIDE which we think is a high probability. There is $71 million funding on the contract and if they weren't planning on spending it they wouldn't have funded it at $71 million. But some things have to happen, so this is not a layup.

------------------------------------------------------------------------------
 BRIAN GESUALE  - RAYMOND JAMES - ANALYST

 I appreciate the color, guys. Congratulations.

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 How many more questions do we have? Because we've got to go -- we've got to go and talk to the sales staff to go sell the bonds that we just announced? But we'll take about five more questions.

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CONFERENCE CALL
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
OPERATOR

 Paul Coster, JPMorgan.

------------------------------------------------------------------------------
UNIDENTIFIED SPEAKER

 It's actually Mark on behalf of Paul. Just some clarity around the ACI business? You say it's growing around 20%. Is that currently or is that what you expect to happen once they come on board?

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 That is currently and what we expect to happen. We went through the programs with a high degree of detail and last year they probably, there were a couple of programs they missed, right? What did they do, about $45 million? And this year we would be -- their number is a lot higher than ours, so we were a little conservative in our guidance.

------------------------------------------------------------------------------
UNIDENTIFIED SPEAKER

 Okay. And then is there any seasonality in that business that we should be aware of?

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 No.

------------------------------------------------------------------------------
UNIDENTIFIED SPEAKER

 Okay. Thank you very much.

------------------------------------------------------------------------------
OPERATOR

 Brian Ruttenbur, Morgan Keegan.

------------------------------------------------------------------------------
 BRIAN RUTTENBUR  - MORGAN KEEGAN - ANALYST

 Thank you very much for taking my question. I was wondering if you could give us the revenue and gross margin by SpecTal and the old Identix?

------------------------------------------------------------------------------
 JIM DEPALMA  - L-1 IDENTITY SOLUTIONS - EVP, CFO

 For the quarter or the year?

------------------------------------------------------------------------------
 BRIAN RUTTENBUR  - MORGAN KEEGAN - ANALYST

 For the quarter, the first quarter?

------------------------------------------------------------------------------
 JIM DEPALMA  - L-1 IDENTITY SOLUTIONS - EVP, CFO

 We really don't break that out, but I can tell you that SpecTal is running at a 15 plus operating margin and Identix (multiple speakers), we expect to let me say for the year earn about EBITDA of somewhere around 18%.

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CONFERENCE CALL
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------------------------------------------------------------------------------
 BRIAN RUTTENBUR  - MORGAN KEEGAN - ANALYST

 Okay. So your gross margin on SpecTal was how much did you say?

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 35% and we think the gross margin on ACI is going to be what? Around the same, a little north of 35.

------------------------------------------------------------------------------
 BRIAN RUTTENBUR  - MORGAN KEEGAN - ANALYST

 Okay. And you don't give us a break out about how much the old Identix was in revenue or gross margin?

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 No, but again, I'll tell you. Identix this year we have slated for about $85 million in sales and EBITDA at about the 18% range. And the good thing about that -- and again, when I say that, that excludes the enrollment business which is like another $20 million which we include in the IBT. It's in the service group. It's about 18 to 20, right? 17? So that excludes that.

So the old Identix is probably $100 million plus this year and the nice thing about Identix, they were the reason that we won some of these key jobs. And they, as far as upside, if you eliminate SecuriMetrics, they really represent some of the biggest upside we have for the year as far as bringing in orders -- and ABIS and MEPCOM.

------------------------------------------------------------------------------
 BRIAN RUTTENBUR  - MORGAN KEEGAN - ANALYST

 Okay. And then the last question just real quick, your opinion on the CrossMatch IPO?

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 I'm not going to comment. I can only say that Identix -- I got a letter from the President saying look how much they spent in R&D. And I said we're spending what we need to spend, we're developing the products we need to. And I said if you've got an idea of what you think we should spend more money on come and talk to me. But we are profitable and we intend to stay that way.

------------------------------------------------------------------------------
 JIM DEPALMA  - L-1 IDENTITY SOLUTIONS - EVP, CFO

 We're very happy with our acquisition of Identix.

------------------------------------------------------------------------------
 BRIAN RUTTENBUR  - MORGAN KEEGAN - ANALYST

 Great, thank you very much.

------------------------------------------------------------------------------
OPERATOR

 David Gremmels, Thomas Weisel.

------------------------------------------------------------------------------
 DAVID GREMMELS  - THOMAS WEISEL - ANALYST

 Good evening. Bob, you highlighted a lot of great forward momentum on some potentially very large programs -- TWIC, Registered Traveler, HSPD-12 in particular. I'm not sure how granular you might be willing to get, but can you help us understand the timing of the revenue buildup associated with these

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--------------------------------------------------------------------------------

programs? And it looks like the upward guidance is primarily or entirely the acquisition. I guess I'm just a little surprised we don't see the numbers going higher with the successes you've had?

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 What I'm saying is I don't know -- at this particular time I really can't tell you honestly what the ramp on HSPD-12 is going to be. I can't tell you what the ramp on Registered Traveler is going to be. As far as MEPCOM goes, if you went to the customer or you went to the prime they wouldn't be able to tell you how much that's going to be. These programs don't have the kind of granularity that I would like or I'm used to being in the aerospace and defense business. So the approach we take is to try not to project that and only project what we really believe we have a good handle on.

So passports is doing extremely well this year. As PassCard slips out there more passports are going to be issued. REAL ID, I can't give you granularity on that because there's nobody in Washington that can tell me what state is going to comply, when are they going to do it. But I can tell you this, we are sending out bids to states on REAL ID, the question is when do they get the money, when do they implement it.

So unfortunately we're in a high growth area where programs are starting up, I think it's an exciting area. I talked about the fact that we have -- 80% of our sales either have been recorded or in backlog from what we're going to ship this year out of that backlog. But we've still got to go and book and ship between now and the end of the year $70 million.

So I'm hoping that when you put this whole montage together -- and that will be passports, we know that's coming in, that will be drivers license business, we know that's coming in. There will be some business on MEPCOM, we know that's going to happen this year. That will be ABIS, we know that's going to happen this year. There will be some TWIC, we know that's going to happen this year. But again, I can't tell you. We put them all together, we put probabilities on them and we say, you know what, this sounds kind of reasonable.

------------------------------------------------------------------------------
 DAVID GREMMELS  - THOMAS WEISEL - ANALYST

 Okay, that's helpful, thank you. And maybe one for Jim. Just looking at the original Q1 guidance versus the actual, I understand the source of the $5 million revenue shortfall versus the original plan, but I was still a little unclear on why the EBITDA was $5 million shy. So what accounted for the variance there?

------------------------------------------------------------------------------
 JIM DEPALMA  - L-1 IDENTITY SOLUTIONS - EVP, CFO

 Again, it's the margin related to those particular sales and there was a little other sort of a mix in terms of hardware versus software. But I think when we look at the second quarter, some of the things that we thought would happen in the first quarter are just pushed into the second quarter.

------------------------------------------------------------------------------
 DAVID GREMMELS  - THOMAS WEISEL - ANALYST

 Just some timing?

------------------------------------------------------------------------------
 JIM DEPALMA  - L-1 IDENTITY SOLUTIONS - EVP, CFO

 Yes.

------------------------------------------------------------------------------
 DAVID GREMMELS  - THOMAS WEISEL - ANALYST

 Okay. Thanks very much.

------------------------------------------------------------------------------
OPERATOR

 James Cappello, Kern Capital.

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MAY. 09. 2007 / 4:00PM ET, ID - Q1 2007 L-1 IDENTITY SOLUTIONS, INC. EARNINGS
CONFERENCE CALL
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
 JAMES CAPPELLO  - KERN CAPITAL - ANALYST

 Good afternoon. Is there anything you can tell us about this convert that you're undergoing? Maybe just answer why you're doing this?

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 I'm sorry?

------------------------------------------------------------------------------
 JAMES CAPPELLO  - KERN CAPITAL - ANALYST

 Maybe you can answer why --

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 Why we're doing the convert?

------------------------------------------------------------------------------
 JAMES CAPPELLO  - KERN CAPITAL - ANALYST

 Yes.

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 My lawyers are standing over me with a baseball bat. But with the convert at the end of the year I think we're going to end up -- with the stock buyback and everything that we talked about in there -- we're going to end up with some dry powder.

------------------------------------------------------------------------------
 JAMES CAPPELLO  - KERN CAPITAL - ANALYST

 Okay. Am I right in thinking that you already had about $120 million of capacity even after the ACI acquisition?

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 Right now our line of credit provides for an accordion up to $200 million. There's $100 million outstanding so that gives us $100 million worth of capacity there. So this after the buyback will provide an additional cushion.

------------------------------------------------------------------------------
 JAMES CAPPELLO  - KERN CAPITAL - ANALYST

 Okay, well hopefully you'll become more self-evident once you --

------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 I hope to generate $50 million of cash flow. So that theoretically would provide us this year, off of the $100 million, with $150 million capacity on the line minus the $70 million that we just spent, so that would leave us with about $70 million or $80 million. And we just like to be able to have a little more capacity than that.

------------------------------------------------------------------------------
 JAMES CAPPELLO  - KERN CAPITAL - ANALYST

 Okay, thank you.

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MAY. 09. 2007 / 4:00PM ET, ID - Q1 2007 L-1 IDENTITY SOLUTIONS, INC. EARNINGS
CONFERENCE CALL
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
 BOB LAPENTA  - L-1 IDENTITY SOLUTIONS - CHAIRMAN, PRESIDENT, CEO

 Okay. Well, I'd like to thank everybody again. I apologize for having to switch the time of the call to the last-minute. And we look forward to your continued support and talking to you at the end of the next quarter. Thanks a lot.

------------------------------------------------------------------------------
OPERATOR

 This concludes today's L-1 Identity Solutions conference call. You may now disconnect.

------------------------------------------------------------------------------



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